                                                                    Exhibit 32.2

     Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002

      The following statement is provided by the undersigned to accompany the Form 10-Q for the period ended March 31, 2004 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

      The undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ispat Inland Inc.

Date:      May 13, 2004                   /s/  MICHAEL G. RIPPEY
                                          --------------------------------------
                                          Michael G. Rippey
                                          Executive Vice President - Commercial
                                          and Chief Financial Officer
                                          Ispat Inland Inc.